UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 10, 2007

EMPLOYERS HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

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NEVADA (State or Other Jurisdiction of Incorporation)	001-33245 (Commission File Number)	04-3850065 (I.R.S. Employer Identification No.)
9790 Gateway Drive Reno, Nevada (Address of Principal Executive Offices)		89521 (Zip Code)
Registrant's telephone number including area code: (888) 682-6671
No change since last report (Former Name or Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Information

Item 8.01. Other Events.

On August 10, 2007, Employers Holdings, Inc. (the "Company") announced that its Board of Directors approved a quarterly dividend on its common stock of $0.06 per share. The dividend is payable on September 13, 2007 to shareholders of record as of August 23, 2007. Furnished as Exhibit 99.1 and incorporated herein by reference is the press release issued by the Company.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

99.1	Employers Holdings, Inc. press release, dated August 10, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.

		By:	/s/ Lenard T. Ormsby
		Name:	Lenard T. Ormsby
		Title:	Executive Vice President, Chief
Legal Officer and General Counsel
Dated:	August 10, 2007

Exhibit Index

Exhibit No.	Exhibit
99.1	Employers Holdings, Inc. press release, dated August 10, 2007.